DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Macquarie Global Infrastructure Fund
(the "Fund")

Supplement to the Fund's Statement of Additional Information
dated December 31, 2009

The following information is added to the section entitled, "Portfolio Managers - Other Accounts Managed" on page 27 in the Portfolios' Statement of Additional Information.
	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Brad Frishberg*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	2	$129 million	0	$0
Other Accounts	0	$0	0	$0

* As of March 31, 2010

This Supplement is dated April 22, 2010.